John Hancock Preferred & Equity Income Fund


                                POWER OF ATTORNEY
                                -----------------

         The undersigned Trustee of John Hancock Preferred & Equity Income Fund (the "Trust"), a Massachusetts business trust, does hereby appoint SUSAN S. NEWTON, WILLIAM H. KING, and AVERY P. MAHER, to be my true, sufficient and lawful attorneys-in-fact, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any registration statements on Form N-1A, Form N-2, Form N-8 and Form N-14, to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all exhibits and other documents relating thereto, and any and all amendments to said registration statements, and to do generally all such things in my name and on my behalf in the capacity indicated below to enable the Trust to comply with the 1940 Act, the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 26th day of August, 2003.


/s/ Maureen R. Ford                           /s/ James F. Carlin
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Maureen R. Ford, as Chairman,                 James F. Carlin, as Trustee
Chief Executive Officer and Trustee


/s/ William H. Cunningham                     /s/ John M. DeCiccio
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William H. Cunningham, as Trustee             John M. DeCiccio, as Trustee


/s/ Ronald R. Dion                            /s/ Charles L. Ladner
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Ronald R. Dion, as Trustee                    Charles L. Ladner, as Trustee



/s/ Patti McGill Peterson                     /s/ John A. Moore
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Patti McGill Peterson, as Trustee             John A. Moore, as Trustee



/s/ Steven R. Pruchansky                      /s/ Norman H. Smith
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Steven R. Pruchansky, as Trustee              Norman H. Smith, as Trustee



/s/ John P. Toolan
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John P. Toolan, as Trustee